UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 7, 2008 (April 7, 2008)

The Nielsen Company B.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	333-142546	98-0366864
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

770 Broadway New York, New York 10003 (646) 654 5000	Ceylonpoort 5 2037 AA Haarlem The Netherlands +31 23 546 3463
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code:

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On April 7, 2008, The Nielsen Company B.V. (the “Company”) issued a press release announcing it had entered into an agreement to acquire IAG Research, Inc. (“IAG”) for a purchase price of $225 million. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On April 7, 2008, the Company’s subsidiaries, Nielsen Finance LLC and Nielsen Finance Co. (the “Issuers”), commenced a private placement of $220 million aggregate principal amount of their 10% Senior Notes due 2014 (the “Notes”). The net proceeds of the private placement will be used to finance the Company’s acquisition of IAG and to pay related fees and expenses. If the acquisition of IAG is not consummated, the net proceeds of the private placement will be used for general corporate purposes, which may include other acquisitions. The private placement is subject to market and other conditions. The Notes will be offered to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”).

The Notes will not be registered under the Securities Act. Unless so registered, the Notes may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. This report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The Company is disclosing under Item 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.2, which information is incorporated by reference herein. This information, which has not been previously reported, is excerpted from a Preliminary Offering Memorandum that is being disseminated in connection with the private placement described above.

This information, including Exhibit 99.2, shall be deemed not to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated April 7, 2008

99.2	Disclosure regarding The Nielsen Company B.V. in connection with the distribution of the Preliminary Offering Memorandum for $220,000,000 aggregate principal amount of 10% Senior Notes due 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2008

THE NIELSEN COMPANY B.V.

By:	/s/ David E. Berger
Name: David E. Berger
Title: Senior Vice President and Corporate
Controller (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

*99.1	Press Release, dated April 7, 2008

*99.2	Disclosure regarding The Nielsen Company B.V. in connection with the distribution of the Preliminary Offering Memorandum for $220,000,000 aggregate principal amount of 10% Senior Notes due 2014

*	Filed herewith